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                                                                   EXHIBIT 10.10

                              PLX TECHNOLOGY, INC.

                    STOCK RESTRICTION, INFORMATION RIGHTS AND

                          REGISTRATION RIGHTS AGREEMENT

         This First Amended Agreement is made as of 3rd day of July 1991, among PLX Technology, Inc., a California corporation (the company") and the persons and entities listed on the "Schedule of Holders of Registrable Securities" attached hereto including the purchasers of Series D Preferred Stock following the date of this First Amended Agreement (the "Series D Purchasers") (collectively the "Purchasers").

         In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

                                    SECTION 1
                      Affirmative Covenants of the Company

         Notwithstanding any provision of the Company's Bylaws regarding delivery or nondelivery of financial information to shareholders of the Company, the Company hereby covenants and agrees as follows:

                  1.1 Basic Financial Information. The Company will furnish the following reports to each Purchaser for so long as it is a holder of any shares of the Company's Series A Preferred Stock or Series B Preferred Stock or Series C Preferred Stock or Series D Preferred Stock (collectively "Shares") or Common Stock into which the Shares are convertible:

                            (a) As soon as practicable after the end of each
fiscal year, and in any event within 90 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and a consolidated statement of income and a consolidated statement of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles (subject to such reasonable exceptions as may be disclosed by Company) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and compiled and reviewed by independent public accountants of recognized national standing selected by the Company.

                            (b) As soon as practicable after the end of the
first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and, if requested by holders of a majority of the Shares, a consolidated statement of income and a consolidated statement of changes in financial position of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (subject to such reasonable exceptions as may be disclosed by Company). Said financial statements shall be signed by an officer of the Company who shall state that such financial statements are in accordance with



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generally accepted accounting principals (subject to such reasonable exceptions as may be disclosed by Company).

                  1.2 Additional Information.

                            (a) As long as Purchaser holds at least 150,000
Shares (or an equivalent number of Shares and/or Common Stock issued upon conversion of the Shares), as adjusted for recapitalizations, stock splits, stock dividends, and the like, and the Company is not subject to the reporting requirements Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will deliver to such Purchaser the following reports:

                                      (i) As soon as practicable after the end
of each month beginning with April 1989, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, at the end of such month, and consolidated statements of income and, if requested by holders of a majority of the Shares, sources and uses of funds for each month and for the current year to date, prepared in accordance with generally accepted accounting principles (subject to such reasonable exceptions as may; be disclosed by Company).

                                      (ii) Within 30 days of the end of each
fiscal year, an operating plan for the upcoming fiscal year.

                            (b) For so long as a Purchaser is eligible to
receive such reports, it shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss their affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested.

                  1.3 Assignment of Rights to Information. The rights granted pursuant to Section 1.1 and 1.2 may be assigned or otherwise conveyed by any Purchaser or by any subsequent transferee of any such rights, subject to the satisfaction of the requirements prescribed for the rights set forth in Section 1.2; provided that the Company is given written notice by such transferee at the time of the transfer, or within a reasonable time after such transfer, of the name and address of such transferee and said transferee's agreement to be bound by the provisions of Section 1.4 hereto; and provided further that the Company may refuse such assignment or conveyance if the proposed transferee is a competitor of the Company.

                  1.4 Confidentiality. Each Purchaser agrees that he or it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company, and which is prominently marked "confidential", "proprietary" or "secret", pursuant to financial statements, reports and other materials submitted by the Company as required hereunder, or pursuant to visitation or inspection rights granted hereunder unless such information is known, or until such information becomes known, to the public, or unless the Company gives its written consent to the Purchaser's release of such information, except that no such written consent shall be required (and Purchaser shall be free to release such information) if such information is to be provided to Purchaser's lawyer or



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accountant, or to an officer, director or general or limited partner of a
Purchaser provided that each such person agrees to keep such information confidential pursuant to the terms of this Section 1.4.

                  1.5 Market Standoff. The Company shall obtain a market standoff agreement in the form of Section 2.9 of this agreement from all the holders, of securities of the Company.

                                   SECTION 2.
                               Registration Rights

                  2.1 Certain Definitions. As used in this Section 2, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Registrable Securities" means (i) shares of the Company's Common Stock issued or issuable pursuant to the conversion of the Series A Preferred Stock or Series B Preferred Stock or Series C Preferred Stock or Series D Preferred Stock of the Company (the "Existing Shares") and (ii) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares, the Existing Shares or such Common Stock.

                  The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.10 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of a single counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

                  "Holder" shall mean any holder of outstanding shares of Registrable Securities.

                  "Initiating Holders" shall mean any Holder or Holders of not less than 50% of the Registrable Securities then outstanding and not registered at the time of any request for registration pursuant to Section 2.2 of this agreement.



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                  2.2 Requested Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration (other than a registration on Form S-3 or any related form of Registration Statement) with respect to at least twenty percent (20%) of all the Registrable Securities the outstanding (or any lesser percentage if the anticipated gross offering price would exceed $5,000,000), the Company will:

                            (a) promptly give written notice of the proposed
registration to all other Holders; and

                            (b) as soon as practicable, use its diligent best
efforts to effect such registration (including, without limitation, the execution of an undertaking to file posteffective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.2:

                                      (i) In any particular jurisdiction in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                      (ii) Prior to the earlier of (A) January
1, 1993 or (B) one year following the effective date of the Company's first registered underwritten offering to the general public of its securities for its own account;

                                      (iii) Within four (4) months immediately
following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a registration relating solely to a Commission Rule 145 transaction or a registration relating solely to employee benefit plans or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities); and

                                      (iv) After the Company has effected an
aggregate of two registrations pursuant to this Section 2.2 and such registrations have been declared or ordered effective.

         Subject to the foregoing clauses (i) through (iv) and to Section 2.2(d), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders, and in any event within one hundred twenty (120) days of such request; provided, however, that if the Company shall furnish to such Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be



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seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the date of such filing, the Company shall have the right to defer such filing for a period of not more than one hundred twenty
(120) days after receipt of the request of the Initiating Holders; provided, however that the Company may not make such certification more than once in any 12 month period.


                            (c) Underwriting. If the Initiating Holders intend
to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.2 and the Company shall include such information in the written notice referred to in Section 2.2(a). The right of any Holder to registration pursuant to Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

                  The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2.2, if the underwriter (or the managing underwriter on behalf of the underwriters) determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Initiating Holders in writing, then the Initiating Holders shall so advise all Holders' (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) and the- number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

                  If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter (or managing underwriter on behalf of all of the underwriters) and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.2(c).

                  If the underwriter (or managing underwriter on behalf of all of the underwriters) has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account in such registration if the underwriters so agree and if the number



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of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                            (d) Delay of Registration. If at the time of any
request to register Registrable Securities pursuant to this Section 2.2 the Company is engaged or has fixed plans to engage within sixty (60) days of the time of the request in a registered public offering as to which the Holders may include Registrable Securities pursuant to Sections 2.2 or 2.3, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and, provided further, that no other person or entity could require the Company to file a registration statement during such period. Such right to delay a request may be exercised by the Company not more than once in any two-year period.

                  2.3 Company Registration.

                            (a) If at any time or from time to time, the Company
shall determine to register any of its Common Stock, for its own account or for the account of stockholders (other than the Holders) exercising any demand registration rights which they may have, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or any Rule adopted by the Commission in substitution thereof or in amendment thereto, or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                      (i) promptly give to each Holder written
notice thereof ; and

                                      (ii) include in such registration (and any
related qualification under blue sky laws or other compliance therewith), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders.

                            (b) Underwriting. If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the underwriter (or managing underwriter on behalf of all of the underwriters) determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter (or managing underwriter on behalf of all of the underwriters) may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those



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Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting), and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

                            2.4 Expenses of Registration. All Registration
Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or
Section 2.10 shall be borne by the Company; and all Selling Expenses shall be borne by the holders of the securities so registered prorata on the basis of the number of shares so registered; provided, however, that if a request for registration pursuant to Section 2.2 is made at a time when the Company is unable to use year-end financial statements in the registration statement filed pursuant to such request and a special audit is required because of such inability, then the Company shall bear up to $15,000 of the costs and fees of the Company's auditors resulting from such special audit, and any additional costs and fees in excess of $15,000 resulting from such special audit shall be allocable to the sellers, including the Company, of the securities so registered, borne pro rata on the basis of the number of shares registered.

                  2.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                            (a) Keep such registration, qualification or
compliance effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                            (b) Furnish such number of prospectuses and other
documents incident thereto as a Holder from time to time may reasonably request;

                            (c) Use its best efforts and qualify the securities
covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in such states or jurisdictions;

                            (d) In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter or underwriters of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and



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                            (e) Notify each Holder of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  2.6 Indemnification.

                            (a) The Company will indemnify each Holder, each of
its officers and directors and partners, and such Holder's legal counsel and independent accountants and each person controlling such Holder, with respect to whose Registrable Securities registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any amendment or supplement thereto and any related registration statement notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and such holder's legal counsel and independent accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

                            (b) Each Holder will, if Registrable Securities held
by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any amendment or



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supplement thereto), or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.


                            (c) Each party entitled to indemnification under
this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, provided, however that the Indemnifying Party shall bear the expense of such Indemnified Party if the Indemnified Party reasonably determines that representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  2.7 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

                  2.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

                            (a) Use its best efforts to facilitate the sale of
the Restricted Securities to the public, without registration under the Securities Act, pursuant to Rule 144 under the



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Securities Act ("Rule 144"), provided that th is shall not-require the Company to file reports under the Securities Act and the Exchange Act at anytime prior to the Company's being otherwise required to file such reports.

                            (b) Make and keep public information available, as
those terms are understood and defined in Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                            (c) Use its best efforts to file with the Commission
in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements);

                            (d) So long as a Purchaser owns any Restricted
Securities, to furnish to the Purchaser forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements),
(ii) a copy of the most recent annual or quarterly report of the Company, and
(iii) such other reports and documents so filed by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

                  2.9 "Market Stand-off" Agreement. Purchasers hereby agree, if requested by the Company and the underwriter managing the offering of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Purchasers, without the prior consent of the Company or of such underwriter during any period requested by the Company and such underwriter (not to exceed one hundred fifty (150) days) following the effective date of a registration statement of the Company filed under the Securities Act provided that:

                            (a) such agreement shall only apply to the first
such registration statement of the Company including shares (or securities) to be sold on its behalf to the public in an underwritten offering; and

                            (b) all officers and directors of the Company enter
into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

                  2.10 Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 and to that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act within one hundred twenty (120) days following the end of the fiscal year in which the Company first registered any securities of the Company on Form S1. After the Company has qualified for the use of Form S-3, the Holders of Registrable Securities shall have the right to request up to two (2) registrations on Form S-3 in



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each twelve month period thereafter under this Section 2.10 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders), provided that the Company shall not be required to effect a registration pursuant to this Section 2.10 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities which they reasonably anticipate will have an aggregate disposition price
(before deduction of underwriting discounts and expenses of sale) of at least $500,000.

         The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.10 and shall provide a reasonable opportunity for other Holders to participate-in the registration. In the event a registration pursuant to this Section 2.10 shall be underwritten, the substantive provisions of Section 2.2(c) shall apply to such underwritten registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition, and in any event within ninety (90) days of such request; provided, however, that if the Company shall furnish to such Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the date of such filing, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders; provided, however that the Company may not make such certification more than once in any 12 month period.

                  2.11 Transfer of Registration Rights. The rights to cause the Company to register securities granted Purchasers under Sections 2.2, 2.3 and
2.10 may be assigned or otherwise conveyed by any Holder; provided, that the Company is given written notice by such transferee at the time of or within a reasonable time after said transfer, stating the name and address of said transferee and said transferee's agreement to be bound by the provisions of
Section 2. of this agreement. Each Purchaser will cause any proposed transferee of the Shares (or of the Common Stock into which the Shares are convertible) held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

                  2.12 Certain Limitations in Connection with Future Grants of Registration Rights. From and after the date of this agreement, the Company shall not, without the consent of at least 67% of the Registrable Securities then held by Holders, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights except that the Company may, without such consent, amend this Agreement to provide any prospective holder which acquires securities in a financing to raise capital for the Company may have Common Stock issuable as a result of such financing included in the definition of "Registrable Securities" hereunder, provided that the rights thereby granted are shared pro rata with the existing Holders.

                  2.13 Termination of Registration Rights. The rights granted to any holder under Section 2.3 to include Registrable Securities in any registration shall terminate ten (10) years from the date of the Company's initial registration statement including shares on its behalf to be sold to the public is declared effective by the Commission and shall also terminate earlier (but in no event prior to one year after the date of the Company's initial public offering, as to any Holder who could sell all shares of Common Stock in any 90 day period pursuant to Rule 144.

                                   SECTION 3.
    Restrictions on Transferability of Notes; Compliance with Securities Act

                  3.1 Restrictions on Transferability. The Series B Preferred Stock which certain Purchasers received upon the conversion of certain convertible promissory notes and the Series C Preferred Stock which certain Purchasers received in exchange for cash and the Series D Preferred Stock which certain Series D Purchasers are receiving in exchange for cash (collectively "Shares"), and the Common Stock into which Series B and Series C and Series D Preferred Stock is convertible, shall not be transferable except upon the conditions specified in this Section 3, which conditions are intended to insure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of Shares or of the Common Stock into which the Shares are convertible held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 3. Each Purchaser represents that it (i) is experienced in evaluating and investing in high technology companies such as the Company, (ii) is experienced in investing in private placement transactions, (iii) is capable-of evaluating the risks and merits of its investment in the Company and has the capacity to protect its own interests, (iv) is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing the Shares or any of the Common Stock into which the Shares are convertible, (v) understands that the shares have not been registered under the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available and that no public market now exists for any securities of the Company and that a public market may never exist for the Shares or the Common Stock into which they are convertible, and (vi) has had an opportunity to discuss the Company's business, management and financial affairs with its management and obtain any additional information it considered necessary or desirable.

                  3.2 Restrictive Legend. Each certificate representing (i) the Shares or (ii) shares of the Company's Common Stock issued upon conversion of the Series B or Series C or Series D Preferred Stock and (iii) any securities issued in respect of such Preferred Stock or Common Stock (collectively, "Restricted Securities"), shall (unless otherwise permitted by the provisions of
Section 3.3 below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER

SAID ACT OR AS PROVIDED IN THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS.

                  3.3 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 3.3. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in the following cases, with respect to which the requirements set forth in the balance of this sentence need not be complied with: transactions in compliance with Rule 144 so long as the Company is furnished with evidence of compliance with such Rule; transactions involving the distribution of Restricted Securities by any Purchaser which is a general or limited partnership to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, so long as such transaction does not involve the disposition of such Restricted Securities for value; transactions involving the transfer of Restricted Securities by any holder who is an individual to a trust for the benefit of such shareholder or his family members; or transfer by gift, will or intestate succession by any holder who is an individual to his spouse, lineal descendants or ancestors) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

                                   SECTION 4.
                                  Miscellaneous

                  4.1 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

                  4.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby.

                  4.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  4.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 67% of the outstanding Existing Shares, as defined in Section 2.1, (including, for such purposes, on a proportional basis, any shares of Common Stock into which any of the Existing Shares have been converted that have not been sold to the public). Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any securities purchased under this agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company. Provided, however, consent of sixty seven (67%) of the holders of a Series of Preferred Stock shall be required for any amendment that would adversely affect that Series in a different manner than other shares of the Preferred Stock.

                  4.5 Effect of Amendment or Waiver. Each Purchaser acknowledges that by the operation of Section 4.4 hereof the holders of 67% of the outstanding Existing Shares (and Common Stock issued upon conversion thereof), or of a Series (as the case may be), will have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement.

                  4.6 Rights of Purchasers. Each holder of the Shares (and Common Stock issued upon conversion thereof) shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or the Existing Shares of including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an Agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of the Existing Shares with respect to exercising or refraining from exercising any such right or rights.

                  4.7 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Holders of Registrable Securities, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, at 625 Clyde Avenue, Mountain View, California 94043 or at such other address as the Company shall have furnished to each Purchaser and each such other holder in writing and shall be deemed to have been received (a) upon delivery if delivered by hand or by messenger or (b) five (5) days after mailing, if mailed.

                  4.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Existing Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                  4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  4.10 Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  4.11 Gender. The use of the neuter gender herein shall be deemed to include the masculine and the feminine gender, if the context so requires.

                  4.12 Effectiveness. This Agreement was initially effective upon execution by holders of at least eighty percent (80%) of the Existing Shares. This First Amended Agreement shall be effective upon approval by 67% of the Purchasers as defined under the Agreement, and execution by the Series D Purchasers.

         This First Amended Agreement is hereby executed as of the date first above written. PLX TECHNOLOGY, INC.

        PLX TECHNOLOGY, INC.

        By:__________________________
           Michael J. Salameh
           President

                                        Schedule of Holders of Registrable
                                        Securities
                                        ("PURCHASERS")

                                        CALIFORNIA PARTNERS


                                        DRAPER ASSOCIATES,
                                        a California Limited Partnership



                                        By:_____________________________________
                                        Timothy C. Draper
                                        Chief Financial Officer

                                        ARBOR FINANCIAL CORPORATION


                                        By:_____________________________________
                                        D. James Guzy President

                                        L.S. & Co.


                                        By:_____________________________________
                                        Laurence L. Spitters


                                        BEAGLE LTD.


                                        By:_____________________________________
                                        Jean Pigozzi



                                        By:_____________________________________
                                        Anthony W. Roberts



                                        By:_____________________________________
                                        William H. Draper III

                                        GC&H PARTNERS

                                        By:_____________________________________
                                        Michael Jacobson


                                        By:_____________________________________
                                        Michael Salameh


                                        By:_____________________________________
                                        Donald Etzbach


                                        By:_____________________________________
                                        Wei-Ti Liu

                                       AVI


                                        By:_____________________________________
                                        Eugene Flath


                                        By:_____________________________________
                                        James Bancroft

                                        By:_____________________________________
                                        Gaylord Galiher

                                        By:_____________________________________
                                        D. James Guzy, Jr.

                                        By:_____________________________________
                                        Michael Hopwood

                                        By:_____________________________________
                                        Richard Kelley

                                        By:_____________________________________
                                        Onslow Rudolph

                                        By:_____________________________________
                                        Kenneth Sletten

                                        By:_____________________________________
                                        Peter Sun

                       SIGNATURES OF SERIES D PURCHASERS:

                      FIRM NAME:            ____________________________________


                      SIGNATURE:            By: ________________________________

                      NAME:                 ____________________________________




                      FIRM NAME:            ____________________________________


                      SIGNATURE:            By: ________________________________

                      NAME:                 ____________________________________




                      FIRM NAME:            ____________________________________


                      SIGNATURE:            By: ________________________________

                      NAME:                 ____________________________________



                      FIRM NAME:            ____________________________________


                      SIGNATURE:            By: ________________________________

                      NAME:                 ____________________________________